Investor Presentation Investor Presentation First Quarter 2010 First Quarter 2010 Exhibit 99.1

Agenda Overview Purpose and Values Financial Performance First Market Update 2010 Outlook Q & A 2

Forward Looking Statement

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact.
Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,”
“believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgment of the
Company and its management about future events.  Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the
Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, technology, and consumer spending and savings habits.  The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.

Overview
One of the Largest Virginia-Based Financial Services
Organization
Holding Company formed in 1993
Assets of $3.85 Billion
Comprehensive financial services provider offering:
banking, mortgage, investment, brokerage and insurance

Investment Highlights Attractive branch footprint in growth markets that will recover early Proven financial performance Experienced management team Proven acquirer and integrator 5

Purpose and Values

Purpose Statement “Helping People Find Financial Solutions” 7

Values Customer Focus Integrity & Trust Knowledge Respect Partnership Integrity Service Caring Passion Creativity Achievement 8

Population Change, 2000-2008
Gained 10,000 and over
Gained 3,000 to 9,999
Gained 1,000 to 2,999
Gained under 1,000
Lost population

Union First Market Bankshares

Virginia Population Expansion Source: Weldon Cooper Center, UVA 9

Diversity Supports Growth in Virginia
Charlottesville
University of Virginia & Medical
College
High tech and professional businesses
Virginia Beach - Norfolk
Military
Shipbuilding
Tourism
Fredericksburg
Defense and security contractors
Health care
Retail
Northern Virginia
Nation’s Capital
Defense and security contractors
Associations (lobbyists)
High tech
Richmond
State Capital
Fortune 500 headquarters
Finance and insurance
Fort Lee doubling in size
VCU & Medical College of Va.

Experienced Leadership
Age Years in
Position
Total Years
in Banking
Executive Management Team (7)
Average 54 12
192
27
Senior Leadership Team (21)
52 10
536
26
(1) Includes executive management team
Varied Backgrounds
Experienced Market Disruptions
Problem solvers

Average
(1)

Risk Management
Risk Mitigation Practices
Act early, ensure collateral,
move to protect
Re-risk ratings
Re-appraisals of CRE
Special Asset Committee
Stress testing on CRE
concentrations
Lending Philosophy
In market lender
Community bank lending
Granular portfolio
Full guarantees of commercial
credits
Avoid high risk categories
No shared national credits
No sub-prime loans
Minimal participations

Financial Performance

$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
$4,000,000
2004 2005 2006 2007 2008 2009 2010 Q1
$1,672,210
$1,824,958
$2,092,891
$2,301,397
$2,551,932
$2,587,272
$3,849,699
$0
$400,000
$800,000
$1,200,000
$1,600,000
$2,000,000
$2,400,000
2004 2005 2006 2007 2008 2009 2010 Q1
$1,314,317
$1,456,515
$1,665,908
$1,659,578
$1,926,999
$1,916,364
$3,072,015
$0
$400,000
$800,000
$1,200,000
$1,600,000
$2,000,000
$2,400,000
2004 2005 2006 2007 2008 2009 2010 Q1
$1,264,841
$1,362,254
$1,549,445
$1,747,820
$1,874,088
$1,874,224
$2,850,166
Strong Balance Sheet Growth
Assets ($M)
Deposits ($M)
Loans ($M)

Investment Portfolio Highlights
Total Portfolio is $529 MM or
13.8% of assets
Did not invest in
Pooled TRUPs
Data as of Q1 2010
Investment Portfolio % of Portfolio
U.S. government and agency securities  2.3%
Obligations of states and political subdivisions  26.0%
Corporate and other bonds  3.0%
Mortgage-backed securities  63.7%
Federal Reserve Bank stock -restricted  0.7%
Federal Home Loan Bank stock -restricted  4.2%
Other securities  0.1%
Total securities  100.0%

Other,
2.2%
Credit Cards,
0.5%
Construction,
Land
Development,
and Other Land,
17.6%
Personal, 11.1%
Commercial
, 7.4%
Second
Mortgages,
2.2%
Equity Lines of
Credit, 10.9%
Residential 1-4
Family, 14.8%
Commercial
Real Estate,
33.4%

Union First Market Bankshares

Loan Composition Q1 2010
Loan Portfolio by Type 3/31/2010
$ %
Construction, Land Development, and Other Land $500,909 17.6%
Commercial Real Estate $951,387 33.4%
Residential 1-4 Family $421,138 14.8%
Equity Lines of Credit $309,765 10.9%
Second Mortgages $62,762 2.2%
Commercial  $211,663 7.4%
Personal $315,750 11.1%
Credit Cards $13,615 0.5%
Other $63,177 2.2%
Gross Loans $2,850,166 100.0%

Consumer Construction, 2.0%
Other, 0.9%
Raw Land, 23.4%
Commercial Construction, 13.8%
Residential Builder Lots, 15.0%
Residential Non-Builder Lots, 7.2%
Construction Loans to Builders, 13.9%
Land Development / Commercial Lots, 23.9%

Union First Market Bankshares

Loan Composition Q1 2010
Construction & Development
3/31/2010
$ %
Raw Land $117.1 23.4%
Land Development / Commercial Lots $119.7 23.9%
Construction Loans to Builders $69.4 13.9%
Residential Non-Builder Lots $36.2 7.2%
Residential Builder Lots $74.9 15.0%
Commercial Construction $69.0 13.8%
Consumer Construction $10.2 2.0%
Other (including loan settlement) $4.4 0.9%
$500.9 100.0%

Small Mixed Use Building, 4.0%
Other, 0.6%
Special Use, 5.5%
Owner-Occupied Commercial RE, 43.7%
Hotel, Motel, B&B, 5.0%
Multi-Family, 8.7%
Office Warehouse, 8.8%
Office, 10.5%
Retail, 13.2%

Union First Market Bankshares

Loan Composition Q1 2010
Commercial Real Estate by Type
3/31/2010
$ %
Owner-Occupied Commercial RE $415.7 43.7%
Retail $125.4 13.2%
Office $99.7 10.5%
Office Warehouse $84.1 8.8%
Multi-Family $83.2 8.7%
Hotel, Motel, B&B $47.5 5.0%
Special Use $52.1 5.5%
Small Mixed Use Building $38.1 4.0%
Other $5.6 0.6%
$951.4 100.0%

Asset Quality
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2005 2006 2007 2008 2009 2010 Q1
1.26%
1.24%
1.11%
1.36%
1.63%
1.19%
0.03%
0.01%
0.05%
0.21%
0.71%
0.40%
0.09%
0.10%
0.06%
0.55%
0.98%
0.80%
0.83%
0.70%
0.57%
1.15%
2.36%
2.93%
Allowance to Loans Charge-offs to Avg Loans, Net
Provision for loan losses as % of average loans NPAs / Loans + OREO
Annualized

OREO / Real Estate Investment, 1.8%
Other, 0.8%
Construction and Land Development, 34.5%
OREO, 37.2%
Consumer, 2.1%
Commercial Owner Occupied, 8.4%
Commercial Non-Owner Occupied, 3.6%
Commercial, 11.0%

Union First Market Bankshares

NPAs by Type Q1 2010
Non-Performing Assets by Type
3/31/2010
$ %
Construction and Land Development $21.9 34.5%
Commercial $7.0 11.0%
Commercial Non-Owner Occupied $2.3 3.6%
Commercial Owner Occupied $5.3 8.4%
Consumer $1.3 2.1%
OREO $23.6 37.2%
OREO / Real Estate Investment $1.5 2.4%
Other $0.5 0.8%
$63.4 100.0%

Northern Virginia, 3.9%
Other, 0.9%
Charlottesville, 2.7%
Rappahannock, 4.4%
Hampton Roads, 1.1%
Richmond, 25.7%
Northern Neck, 15.0%
Fredericksburg, 46.2%

Union First Market Bankshares

NPAs by Market Q1 2010
Non-Performing Assets by Market
3/31/2010 *
$ %
Charlottesville $1.7 2.7%
Richmond $16.3 25.7%
Fredericksburg $29.3 46.2%
Northern Neck $9.5 15.0%
Hampton Roads $0.7 1.1%
Rappahannock $2.8 4.4%
Northern Virginia $2.5 3.9%
Other $0.6 0.9%
$63.4 100.0%

CD>100K
19.5%
DDA
15.9%
NOW
11.6%
CD<100K
24.6%
MMDA
23.4%
Savings
4.9%

Union First Market Bankshares

Q1 2010 Deposit Composition 22

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.09%
4.19%
4.10%
3.89%
3.85%
3.92%
3.89%
3.52%
3.22%
3.30%
3.69%
3.97%
4.59%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10

UNION
Union First Market Bankshares

Net Interest Margin (1) 4.22% excluding fair value accounting accretion/amortization 23 (1)

First Market Update

First Market Bank Update Closed February 1, 2010 Two Branches Closed March, 2010 Data Merge Completed March, 2010 25

MARYLAND
WEST VIRGINIA
VIRGINIA
UNITED STATES
Baltimore
Washington, D.C.
Alexandria
Manassas
Fredericksburg
Charlottesville
Richmond
Petersburg
Williamsburg
Hampton
Newport News
Norfolk
Chesapeake
Virginia Beach
Roanoke
Harrisonburg
Lynchburg
Chesapeake Bay

Union First Market Bankshares

Combined Franchise
Largest community bank in Virginia
$3.85 billion Mid-Atlantic franchise with strong
presence in high growth Virginia markets
Moves Union from 11
th
to 6
th
in deposit market share
in Virginia; from 8
th
to 5
th
in the Richmond MSA
Exceptional management with highly regarded Board
Complementary strengths and identifiable synergies
Accretive to earnings in 2010

Union Bankshares Corporation (58 Branches)
First Market Bank, FSB (39 Branches)

Transaction Detail

(1) Capital Purchase Program / Troubled Asset Relief Program funds were not used in this transaction
(2) To include costs associated with overlapping branches and other duplicative functions, managed through normal attrition and retirement as much as possible
Consideration:
(1)
100% Common Stock
Preferred Shares:
First Market’s outstanding $10.0 million 9.0% preferred shares converted into common equity
Shares Issued:
Common Shareholders:
6.7 million shares
Preferred Shareholders:
776 thousand shares
Post Transaction Ownership:
Former Union Shareholders:
71.2%
Former First Market Shareholders:
28.8
Cost Savings:
(2)
Approximately 9.0% of the combined expense base
Estimated Deal Charges
$8.0 million after-tax

Rank	Institution	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
1	Wells Fargo & Co. (CA)	299	25,887,623	18.06
2	BB&T Corp. (NC)	396	19,751,974	13.78
3	Bank of America Corp. (NC)	213	18,270,437	12.75
4	Capital One Financial Corp. (VA)	95	17,407,071	12.14
5	SunTrust Banks Inc. (GA)	249	14,208,406	9.91
	Pro Forma	**97**	**2,883,704**	**2.01**
6	StellarOne Corp. (VA)	66	2,427,374	1.69
7	Carter Bank & Trust (VA)	89	2,269,885	1.58
8	Virginia Commerce Bancorp Inc. (VA)	27	2,100,405	1.47
9	TowneBank (VA)	22	1,990,788	1.39
10	United Bankshares Inc. (WV)	45	1,889,176	1.32
11	**Union Bankshares Corp. (VA)**	**58**	**1,791,798**	**1.25**
12	PNC Financial Services Group (PA)	104	1,779,437	1.24
13	Hampton Roads Bankshares Inc. (VA)	44	1,352,045	0.94
14	Burke & Herbert Bank & Trust (VA)	20	1,194,302	0.83
15	**First Market Bank, FSB (VA)**	**39**	**1,091,906**	**0.76**
	Top 10	**1,501**	**106,203,139**	**74.09**
	Totals	**2,750**	**143,340,900**	**100.00**

Rank	Institution	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
1	Bank of America Corp. (NC)	34	7,516,564	28.99
2	Wells Fargo & Co. (CA)	66	6,197,746	23.90
3	BB&T Corp. (NC)	47	2,986,091	11.52
4	SunTrust Banks Inc. (GA)	46	2,883,220	11.12
	Pro Forma	**47**	**1,484,446**	**5.73**
5	**First Market Bank, FSB (VA)**	**31**	**989,981**	**3.82**
6	Franklin Financial Corporation (VA)	7	621,707	2.40
7	Eastern Virginia Bankshares (VA)	19	604,244	2.33
8	**Union Bankshares Corp. (VA)**	**16**	**494,465**	**1.91**
9	Village Bank & Trust Finl Corp (VA)	15	448,013	1.73
10	C&F Financial Corp. (VA)	11	379,226	1.46
11	Central Virginia Bankshares (VA)	8	367,085	1.42
12	Community Bankers Trust Corp (VA)	8	361,426	1.39
13	Bk of Southside Virginia Corp. (VA)	9	305,951	1.18
14	Hampton Roads Bankshares Inc. (VA)	5	254,457	0.98
15	Virginia BanCorp Inc. (VA)	7	243,007	0.94
	Top 10	**292**	**23,121,257**	**89.17**
	Totals	**384**	**25,929,088**	**100.00**

UNION
Union First Market Bankshares

Pro Forma Deposit Market Share Virginia Market Share Richmond MSA Market Share 28 Source: SNL Financial Deposit data as of 6/30/2008; pro forma for pending and recently completed acquisitions

2010 Outlook/Priorities

2010 Outlook
Uncertain/slow economic recovery
Residential real estate exposure will
continue to impact asset quality
Interest rates expected to remain low until
late 2010
Loan demand sluggish
Deposits stable - few higher rate
alternatives

2010 Priorities
Increased Net Income
Continued Focus on Credit Quality
Effective Integration of First Market Bank
Deposit Retention
Achievement of Cost Saves
Market Share Growth
Take advantage of market opportunities
Redeem First Market Bank US Treasury
Preferred Stock

Market Opportunity Growth in lending relationships Hiring relationship teams Synergies 32

Acquisition Blueprint
Good Demographics / Growth Market OR …Unique Product /
Service (e.g. Trust, Wealth Management)
Management Retention
Thorough Due Diligence Process
Low Integration Risk
EPS Accretive
Tangible Common Equity to Assets above 6.0%

Summary Attractive branch footprint in growth markets that will recover early Proven financial performance Experienced management team Proven acquirer and integrator 34

Thank You!